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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-19387) pertaining to the Stock Option Plan of Film Roman, Inc. of our report dated March 13, 1998, with respect to the consolidated financial statements of Film Roman, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.



Los Angeles, California
March 25, 1998